Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

FIRST AMENDMENT, dated as of March 7, 2011 (this “Agreement”), to the Credit Agreement, dated as of January 19, 2011 (as heretofore and hereafter amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among AMERICAN ASSETS TRUST, L.P., a Maryland limited partnership (the “Borrower”), AMERICAN ASSETS TRUST, INC. a Maryland corporation (“REIT”), the lenders, from time to time party thereto (the “Lenders”), BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, together with any successor administrative agent, the “Administrative Agent”) and BANK OF AMERICA as Swing Line Lender and L/C Issuer thereunder. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS, the Borrower has requested that the Lenders amend the definition of “Cash Equivalents” contained in Section 1.01 of the Credit Agreement to include Investments in mortgage backed securities that are issued by the Government National Mortgage Association.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Amendments to Credit Agreement. Subject to all of the terms and conditions set forth in this Agreement:

1.1 Definition of Cash Equivalents. The definition of “Cash Equivalents” contained in Section 1.01 of the Credit Agreement is hereby amended by (i) deleting the word “and” appearing at the end of clause (c) thereof, (ii) deleting the “.” at the end of clause (d) thereof and substituting “; and” therefor and (iii) adding a new clause (e) at the end thereof which reads as follows:

“(e) Mortgage backed securities that are issued by the Government National Mortgage Association and fully guaranteed by the United States of America having maturities of not more than 30 years from the date of acquisition thereof; provided that the full faith and credit of the United States of America is pledged in support thereof (“GNMA Securities”).”

1.2 Definition of GNMA Securities. Section 1.01 of the Credit Agreement is hereby amended by inserting the following new definition in the appropriate alphabetical order:

“GNMA Securities” has the meaning specified in clause (e) of the definition of “Cash Equivalents.”

1.3 Addition of Section 1.07. Article I of the Credit Agreement is hereby amended by adding the following new paragraph as Section 1.07 thereof:

“1.07. GNMA Securities. For purposes of determining the value of Cash Equivalents as of any date, the value of GNMA Securities that are included as Cash Equivalents on such date shall be 95% of the marked-to-market value of such GNMA Securities determined in accordance with GAAP as of the last day of the then most recently ended fiscal quarter of the REIT.”

SECTION 2. Waiver. Subject to all of the terms and conditions set forth in this Agreement, the Lenders party to this Agreement hereby waive any Default or Event of Default that now exists or at any time existed as a direct or indirect result of the acquisition of GNMA Securities by one or more Loan Parties prior to the date that this Agreement becomes effective.

SECTION 3. Conditions Precedent. This Agreement shall become effective upon receipt by the Administrative Agent of executed counterparts of this Agreement duly executed by each the Loan Parties, the Administrative Agent and the Required Lenders.

SECTION 4. Representations and Warranties. After giving effect to this Agreement, each of the Loan Parties reaffirms and restates the representations and warranties made by it set forth in the Loan Documents and all such representations and warranties shall be true and correct on the date hereof with the same force and effect as if made on such date (except (i) to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date and (ii) any representation or warranty that is already by its terms qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects as of such date after giving effect to such qualification). Each of the Loan Parties represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Administrative Agent and the Lenders that:

(a) it has the power and authority to execute, deliver and carry out the terms and provisions of this Agreement and the transactions contemplated hereby and has taken or caused to be taken all necessary action to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby;

(b) no consent of any Person (including, without limitation, any of its equity holders or creditors), and no action of, or filing with, any governmental or public body or authority is required to authorize, or is otherwise required in connection with, the execution, delivery and performance of this Agreement;

(c) this Agreement has been duly executed and delivered on its behalf by a duly authorized officer, and constitutes its legal, valid and binding obligation enforceable in accordance with its terms, subject to bankruptcy, reorganization, insolvency, moratorium and other similar laws affecting the enforcement of creditors’ rights generally and the exercise of judicial discretion in accordance with general principles of equity;

(d) after giving effect to this Agreement no Default or Event of Default has occurred and is continuing; and

(e) the execution, delivery and performance of this Agreement will not violate any law, statute or regulation, or any order or decree of any court or governmental instrumentality, or conflict with, or result in the breach of, or constitute a default under, any contractual obligation of any Loan Party or any of its Subsidiaries.

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SECTION 5. Affirmation of Guarantors. Each Guarantor hereby approves and consents to this Agreement and the transactions contemplated by this Agreement and agrees and affirms that its guarantee of the Obligations continues to be in full force and effect and is hereby ratified and confirmed in all respects and shall apply to the Credit Agreement and all of the other Loan Documents, as such are amended, restated, supplemented or otherwise modified from time to time in accordance with their terms.

SECTION 6. Costs and Expenses. The Borrower acknowledges and agrees that its payment obligations set forth in Section 10.04 of the Credit Agreement include the costs and expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Agreement and any other documentation contemplated hereby (whether or not this Agreement becomes effective or the transactions contemplated hereby are consummated and whether or not a Default or Event of Default has occurred or is continuing), including, but not limited to, the reasonable fees and disbursements of Kaye Scholer LLP, counsel to the Administrative Agent.

SECTION 7. Ratification.

(a) Except as herein agreed, the Credit Agreement and the other Loan Documents remain in full force and effect and are hereby ratified and affirmed by the Loan Parties. Each of the Loan Parties hereby (i) confirms and agrees that the Borrower is truly and justly indebted to the Administrative Agent and the Lenders in the aggregate amount of the Obligations without defense, counterclaim or offset of any kind whatsoever, and (ii) reaffirms and admits the validity and enforceability of the Credit Agreement and the other Loan Documents.

(b) This Agreement shall be limited precisely as written and, except as expressly provided herein, shall not be deemed (i) to be a consent granted pursuant to, or a waiver, modification or forbearance of, any term or condition of the Credit Agreement or any of the instruments or agreements referred to therein or a waiver of any Default or Event of Default under the Credit Agreement, whether or not known to the Administrative Agent or any of the Lenders, or (ii) to prejudice any right or remedy which the Administrative Agent or any of the Lenders may now have or have in the future against any Person under or in connection with the Credit Agreement, any of the instruments or agreements referred to therein or any of the transactions contemplated thereby.

SECTION 8. Waivers; Amendments. Neither this Agreement, nor any provision hereof, may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Required Lenders.

SECTION 9. References. The Loan Parties acknowledge and agree that this Agreement constitutes a Loan Document. All references to the “Credit Agreement”, “thereunder”, “thereof” or words of like import in the Credit Agreement or any other Loan Document and the other documents and instruments delivered pursuant to or in connection therewith shall mean and be a reference to the Credit Agreement as modified hereby and as each may in the future be amended, restated, supplemented or modified from time to time.

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SECTION 10. Counterparts. This Agreement may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page by telecopier or electronic mail (in a .pdf format) shall be effective as delivery of a manually executed counterpart.

SECTION 11. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 12. Severability. If any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or enforceability without in any manner affecting the validity or enforceability of such provision in any other jurisdiction or the remaining provisions of this Agreement in any jurisdiction.

SECTION 13. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PROVISIONS THEREOF).

SECTION 14. Headings. Section headings in this Agreement are included for convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

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IN WITNESS WHEREOF, the Loan Parties, the Administrative Agent and the undersigned Lenders have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWER:

AMERICAN ASSETS TRUST, L.P.

By:	/s/ Robert F. Barton
Name: Robert F. Barton
Title: CFO

[Signature Page to First Amendment to AAT Credit Agreement]

GUARANTORS:

AMERICAN ASSETS TRUST MANAGEMENT LLC
PACIFIC DEL MAR ASSETS LLC
PACIFIC CARMEL MOUNTAIN ASSETS LLC
PACIFIC SOLANA BEACH ASSETS LLC
RANCHO CARMEL PLAZA LLC
PACIFIC OCEANSIDE HOLDINGS LLC
DEL MONTE SAN JOSE HOLDINGS LLC
KEARNY MESA BUSINESS CENTER LLC
DEL MONTE CENTER HOLDINGS LLC
BEACH WALK HOLDINGS LLC
ICW PLAZA MERGER SUB LLC
ICW VALENCIA LLC
PACIFIC SOUTH COURT ASSETS LLC
PACIFIC TORREY DAYCARE ASSETS LLC
LANDMARK VENTURE JV, LLC
PACIFIC FIRECREEK HOLDINGS, LLC
IMPERIAL STRAND LLC
MARINER’S POINT, LLC
PACIFIC TORREY RESERVE WEST ASSETS LLC
BROADWAY 101 SORRENTO HOLDINGS, LLC
BROADWAY 225 SORRENTO HOLDINGS, LLC
BROADWAY 101 STONECREST HOLDINGS, LLC
BROADWAY 225 STONECREST HOLDINGS, LLC
EBW HOTEL LLC
WAIKELE VENTURE HOLDINGS LLC
VISTA HACIENDA LLC
PACIFIC SANTA FE ASSETS LLC

By: AMERICAN ASSETS TRUST, L.P., ITS SOLE MEMBER

BY: AMERICAN ASSETS TRUST, INC., ITS GENERAL PARTNER

BY:	/s/ John W. Chamberlain
NAME: JOHN W. CHAMBERLAIN
TITLE: CHIEF EXECUTIVE OFFICER & PRESIDENT

[Signature Page to First Amendment to AAT Credit Agreement]

PACIFIC TORREY RESERVE WEST HOLDINGS, L.P.

BY: PACIFIC TORREY RESERVE WEST ASSETS LLC, ITS GENERAL PARTNER

BY: AMERICAN ASSETS TRUST, L.P., ITS SOLE MEMBER

BY: AMERICAN ASSETS TRUST, INC., ITS GENERAL PARTNER

BY:	/s/ John W. Chamberlain
NAME: JOHN W. CHAMBERLAIN
TITLE: CHIEF EXECUTIVE OFFICER & PRESIDENT

CARMEL COUNTRY PLAZA, L.P.

BY: PACIFIC DEL MAR ASSETS LLC, ITS GENERAL PARTNER

BY: AMERICAN ASSETS TRUST, L.P., ITS SOLE MEMBER

BY: AMERICAN ASSETS TRUST, INC., ITS GENERAL PARTNER

BY:	/s/ John W. Chamberlain
NAME: JOHN W. CHAMBERLAIN
TITLE: CHIEF EXECUTIVE OFFICER & PRESIDENT

[Signature Page to First Amendment to AAT Credit Agreement]

PACIFIC CARMEL MOUNTAIN HOLDINGS, L.P.

BY: PACIFIC CARMEL MOUNTAIN ASSETS LLC, ITS GENERAL PARTNER

BY: AMERICAN ASSETS TRUST, L.P., ITS SOLE MEMBER

BY: AMERICAN ASSETS TRUST, INC., ITS GENERAL PARTNER

BY:	/s/ John W. Chamberlain
NAME: JOHN W. CHAMBERLAIN
TITLE: CHIEF EXECUTIVE OFFICER & PRESIDENT

PACIFIC SOLANA BEACH HOLDINGS, L.P.

BY: PACIFIC SOLANA BEACH ASSETS LLC, ITS GENERAL PARTNER

BY: AMERICAN ASSETS TRUST, L.P., ITS SOLE MEMBER

BY: AMERICAN ASSETS TRUST, INC., ITS GENERAL PARTNER

BY:	/s/ John W. Chamberlain
NAME: JOHN W. CHAMBERLAIN
TITLE: CHIEF EXECUTIVE OFFICER & PRESIDENT

[Signature Page to First Amendment to AAT Credit Agreement]

RANCHO CARMEL HOLDINGS, LLC

BY: RANCHO CARMEL PLAZA LLC, ITS SOLE MEMBER

BY: AMERICAN ASSETS TRUST, L.P., ITS SOLE MEMBER

BY: AMERICAN ASSETS TRUST, INC., ITS GENERAL PARTNER

BY:	/s/ John W. Chamberlain
NAME: JOHN W. CHAMBERLAIN
TITLE: CHIEF EXECUTIVE OFFICER & PRESIDENT

ABW LEWERS LLC

BY: BEACH WALK HOLDINGS LLC, ITS MANAGING MEMBER

BY: AMERICAN ASSETS TRUST, L.P., ITS SOLE MEMBER

BY: AMERICAN ASSETS TRUST, INC., ITS GENERAL PARTNER

BY:	/s/ John W. Chamberlain
NAME: JOHN W. CHAMBERLAIN
TITLE: CHIEF EXECUTIVE OFFICER & PRESIDENT

[Signature Page to First Amendment to AAT Credit Agreement]

ICW PLAZA HOLDINGS, LLC

BY: ICW PLAZA MERGER SUB LLC, ITS SOLE MEMBER

BY: AMERICAN ASSETS TRUST, L.P., ITS SOLE MEMBER

BY: AMERICAN ASSETS TRUST, INC., ITS GENERAL PARTNER

BY:	/s/ John W. Chamberlain
NAME: JOHN W. CHAMBERLAIN
TITLE: CHIEF EXECUTIVE OFFICER & PRESIDENT

PACIFIC TORREY DAYCARE HOLDINGS, L.P.

BY: PACIFIC TORREY DAYCARE ASSETS, LLC, ITS GENERAL PARTNER

BY: AMERICAN ASSETS TRUST, L.P., ITS SOLE MEMBER

BY: AMERICAN ASSETS TRUST, INC., ITS GENERAL PARTNER

BY:	/s/ John W. Chamberlain
NAME: JOHN W. CHAMBERLAIN
TITLE: CHIEF EXECUTIVE OFFICER & PRESIDENT

SB TOWNE CENTRE LLC

BY: SBTC ASSETS, INC., ITS MANAGING MEMBER

BY:	/s/ John W. Chamberlain
NAME: JOHN W. CHAMBERLAIN
TITLE: CHIEF EXECUTIVE OFFICER & PRESIDENT

[Signature Page to First Amendment to AAT Credit Agreement]

SB CORPORATE CENTRE LLC

BY: SBCC ASSETS, INC., ITS MANAGING MEMBER

BY:	/s/ John W. Chamberlain
NAME: JOHN W. CHAMBERLAIN
TITLE: CHIEF EXECUTIVE OFFICER & PRESIDENT

PACIFIC SANTA FE HOLDINGS, L.P.

BY: PACIFIC SANTA FE ASSETS LLC, ITS GENERAL PARTNER

BY: AMERICAN ASSETS TRUST, L.P., ITS SOLE MEMBER

BY: AMERICAN ASSETS TRUST, INC., ITS GENERAL PARTNER

BY:	/s/ John W. Chamberlain
NAME: JOHN W. CHAMBERLAIN
TITLE: CHIEF EXECUTIVE OFFICER & PRESIDENT

[Signature Page to First Amendment to AAT Credit Agreement]

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Kathleen M. Carry
Name: Kathleen M. Carry
Title: Vice President

[Signature Page to First Amendment to AAT Credit Agreement]

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ James P. Johnson
Name: James P. Johnson
Title: Senior Vice President

[Signature Page to First Amendment to AAT Credit Agreement]

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Dale Northup
Name: Dale Northup
Title: Vice President

[Signature Page to First Amendment to AAT Credit Agreement]

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Timothy Sylvain
Name: Timothy Sylvain
Title: AVP

[Signature Page to First Amendment to AAT Credit Agreement]

ROYAL BANK OF CANADA, as a Lender

By:	/s/ G. David Cole
Name: G. David Cole
Title: Authorized Signatory

[Signature Page to First Amendment to AAT Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Sara Peterson
Name: Sara Peterson
Title: Vice President

[Signature Page to First Amendment to AAT Credit Agreement]

MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Nick Zangari
Name: Nick Zangari
Title: Authorized Signatory

[Signature Page to First Amendment to AAT Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Darin Mortimer
Name: Darin Mortimer
Title: Vice President

[Signature Page to First Amendment to AAT Credit Agreement]